EXHIBIT 99.2

Allscripts Healthcare Solutions, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following pro forma condensed combined financial statements have been prepared assuming that Allscripts borrows the funds necessary to finance the acquisition of A4 Health Systems, Inc. (the “Acquisition”) under a new senior secured credit facility (the “Facility”). Allscripts is currently evaluating various financing alternatives including a possible equity offering; however, the following pro forma financial statements assume that the financing is through borrowings under the Facility. Pro forma condensed combined financial statements also have been prepared and are included in this filing that assume that the financing is through the issuance of 5.8 million shares of Allscripts common stock for an aggregate offering price of $100.0 million.

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Allscripts and A4 Health Systems, Inc. (“A4”) after giving effect to the Acquisition, borrowings of $100.0 million under the Facility (the “Borrowings”) and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 is presented as if the Acquisition and the Borrowings occurred on September 30, 2005. The unaudited pro forma condensed combined statement of operations of Allscripts and A4 for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are presented as if the Acquisition and the Borrowings had taken place on January 1, 2004.

The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements do not take into account (i) any synergies or cost savings that may or are expected to occur as a result of the Acquisition or (ii) any cash or non-cash charges that we may incur in connection with the Acquisition, the level and timing of which cannot yet be determined. The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with SEC rules and regulations.

The unaudited pro forma condensed consolidated financial statements assume that the Acquisition would be accounted for using the purchase method of accounting in accordance with the Financial Accounting Standards Board, or FASB, Statement No. 141, “Business Combinations,” or SFAS No. 141, and the resultant goodwill and other intangible assets will be accounted for under FASB Statement No. 142, “Goodwill and Other Intangible Assets,” or SFAS No. 142. The total purchase price has been preliminarily allocated based on information available to us as of the date of this report, to the tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimates of their current fair values. These estimates and assumptions of fair values of assets acquired and liabilities assumed and related operating results are subject to change that could result in material differences between the actual amounts and those reported in these unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual performance or financial position would have been had the transactions occurred on the dates indicated and does not purport to indicate financial position or results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Allscripts included in Allscripts’ annual report on Form 10-K as of and for the year ended December 31, 2004 and the quarterly report on Form 10-Q as of and for the three and nine months ended September 30, 2005 and the historical consolidated financial statements and accompanying notes of A4 included herein as Exhibit 99.1.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2005

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined

(in millions)	Allscripts	A4
ASSETS
Current assets:
Cash and cash equivalents	$37.7	$24.1	($28.8)	(A)	$33.0
Marketable securities	56.9	—	(56.9)	(A)	—
Accounts receivable, net	26.8	10.8	—		37.6
Other receivables	0.6	—	—		0.6
Inventories	1.9	1.0	—		2.9
Deferred income taxes	—	2.8	22.1	(D)	24.9
Prepaid expenses and other current assets	4.9	0.7	—		5.6

Total current assets	128.8	39.4	(63.6)		104.6

Non-current assets:
Long-term marketable securities	41.4	—	(41.4)	(A)	—
Fixed assets, net	2.6	8.7	—		11.3
Software development costs, net	6.4	—	—		6.4
Intangible assets, net	9.6	5.0	80.5	(C)	95.1
Goodwill	13.8	27.9	123.8	(B)	165.5
Deferred income taxes	—	0.3	—		0.3
Other assets	5.3	—	2.5	(I)	7.8

Total non-current assets	79.1	41.9	165.4		286.4

Total assets	$207.9	$81.3	$101.8		$391.0

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$0.2	$1.0	(I)	$1.2
Accounts payable and accrued liabilities	16.0	7.4	—		23.4
Deferred revenues	15.1	17.4	(5.2)	(E)	27.3

Total current liabilities	31.1	25.0	(4.2)		51.9

Non-current liabilities:
Long-term debt, net	82.5	3.3	99.0	(I)	184.8
Deferred tax liabilities	—	0.2	—		0.2
Other long-term liabilities	0.4	—	—		0.4

Total non-current liabilities	82.9	3.5	99.0		185.4

Mandatorily redeemable convertible preferred and common stock	—	40.6	(40.6)	(F)	—
Commitments and contingencies
Stockholders’ equity	93.9	12.2	47.6	(G)	153.7

Total liabilities and stockholders’ equity	$207.9	$81.3	$101.8		$391.0

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2005

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined
(in millions)	Allscripts	A4
Revenues:
Software and related services	$46.9	$55.9	$—		$102.8
Prepackaged medications	32.8	—	—		32.8
Information services	6.6	—	—		6.6

Total revenues	86.3	55.9	—		142.2

Cost of revenue:
Software and related services	16.6	23.4	—		40.0
Prepackaged medications	27.2	—	—		27.2
Information services	3.3	—	—		3.3

Total cost of revenue	47.1	23.4	—		70.5
Gross profit	39.2	32.5	—		71.7

Operating expenses:
Selling, general and administrative expenses	31.8	20.6	—		52.4
Amortization of intangible assets	1.3	0.6	10.1	(C)	12.0

Income from operations	6.1	11.3	(10.1)		7.3

Interest income	2.9	0.4	(2.7)	(H)	0.6
Interest expense	(2.6)	—	(5.2)	(I)	(7.8)
Other income (expense), net	(0.1)	—	—		(0.1)

Income (loss) before provision for income taxes	6.3	11.7	(18.0)		—
Provision for income taxes	—	3.6	(3.6)	(J)	—

Net income (loss)	$6.3	$8.1	($14.4)		$—

Earnings (loss) per share:
Basic	$0.16				$0.00

Diluted	$0.15				$0.00

Weighted average common shares outstanding (Note 2)
Basic	39.9		3.5	(K)	43.4

Diluted	43.0		3.5	(K)	46.5

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined
(in millions)	Allscripts	A4
Revenues:
Software and related services	$44.1	$67.2	$(7.9)	(E)	$103.4
Prepackaged medications	44.7	—	—		44.7
Information services	11.9	—	—		11.9

Total revenues	100.7	67.2	(7.9)		160.0

Cost of revenue:
Software and related services	15.9	26.4	—		42.3
Prepackaged medications	35.7	—	—		35.7
Information services	6.5	—	—		6.5

Total cost of revenue	58.1	26.4	—		84.5
Gross profit	42.6	40.8	(7.9)		75.5

Operating expenses:
Selling, general and administrative expenses	37.7	24.0	—		61.7
Amortization of intangible assets	1.8	0.5	13.4	(C)	15.7

Income (loss) from operations	3.1	16.3	(21.3)		(1.9)
Interest income	1.7	0.2	(1.5)	(H)	0.4
Interest expense	(1.7)	(0.1)	(7.1)	(I)	(8.9)
Other income (expense), net	—	—	—		—

Income (loss) before provision for income taxes	3.1	16.4	(29.9)		(10.4)
Provision (benefit) for income taxes	—	(3.9)	3.9	(J)	—

Net income (loss)	$3.1	$20.3	($33.8)		($10.4)

Earnings (loss) per share:
Basic	$0.08				($0.24)

Diluted	$0.07				($0.24)

Weighted average common shares outstanding (Note 2)
Basic	39.0		3.5	(K)	42.5

Diluted	41.6		3.5	(K)	42.5

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION

The following pro forma condensed combined financial statements have been prepared assuming that Allscripts borrows the funds necessary to finance the Acquisition under the Facility.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are based on the historical financial statements of Allscripts and A4 after giving effect to the Acquisition, the Borrowings and the assumptions and adjustments described in the notes herein. In addition, certain historical Allscripts and A4 balances have been reclassified to conform to the pro forma combined presentation. There were no transactions between Allscripts and A4 during the periods presented. No pro forma adjustments were required to conform A4’s accounting policies to Allscripts’ accounting policies.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 is presented as if the Acquisition, the Borrowings occurred on September 30, 2005. The unaudited pro forma condensed combined statement of operations of Allscripts and A4 for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are presented as if the Acquisition and the Borrowings had taken place on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements assume that the Acquisition would be accounted for using the purchase method of accounting in accordance with the Financial Accounting Standards Board, or FASB, Statement No. 141, “Business Combinations,” or SFAS No. 141, and the resultant goodwill and other intangible assets will be accounted for under FASB Statement No. 142, “Goodwill and Other Intangible Assets,” or SFAS No. 142. The total purchase price has been preliminarily allocated based on information available to us as of the date of this of report, to the tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimates of their current fair values. These estimates and assumptions of fair values of assets acquired and liabilities assumed and related operating results are subject to change that could result in material differences between the actual amounts and those reported in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual performance or financial position would have been had the transactions occurred on the dates indicated and does not purport to indicate financial position or results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Allscripts included in Allscripts’ annual report on Form 10-K as of and for the year ended December 31, 2004 and the quarterly report on Form 10-Q as of and for the three and nine months ended September 30, 2005 and the historical consolidated financial statements and accompanying notes of A4 included herein as Exhibit 99.1.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

2. A4 ACQUISITION

On January 18, 2006, Allscripts entered into an Agreement of Merger (the “Merger Agreement”) with A4. The Merger Agreement provides for a business combination whereby a newly formed wholly-owned subsidiary of Allscripts will be merged with and into A4, with A4 surviving the merger.

Pursuant to the Merger Agreement, and subject to the terms and conditions of the Merger Agreement, Allscripts will acquire all of the outstanding equity interests (including options) of A4 for aggregate merger consideration of $215 million in cash and 3.5 million shares of Allscripts common stock, subject to a purchase price adjustment based on changes in working capital.

The Acquisition has been accounted for as a business combination under SFAS No. 141. Assets acquired and liabilities assumed were recorded at their fair values as of September 30, 2005. The total preliminary purchase price is $284.5 million, including acquisition related transaction costs and is comprised of:

(in millions)
Acquisition of the outstanding common stock of A4 (cash of $215 million, working capital cash of $6.4 million as of September 30, 2005, and 3.5 million Allscripts shares at $17.11 per share, last sale price of Allscripts common stock on February 9, 2006)	$281.3
Acquisition related transaction costs	3.2

Total preliminary purchase price	$284.5

Acquisition related transaction costs include our estimate of investment banking fees, legal and accounting fees and other external costs directly related to the Acquisition.

Under business combination accounting, the total preliminary purchase price will be allocated to A4’s net tangible and identifiable intangible assets based on their estimated fair values. Based upon Allscripts management’s preliminary valuation, the total purchase price will be allocated as follows:

(in millions)
Goodwill	$151.7
Identifiable intangible assets	80.5
Net tangible assets	30.2
Net deferred tax assets	22.1

Total preliminary purchase price allocation	$284.5

ALLSCRIPTS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

Goodwill represents the excess of the purchase price over the fair value of net tangible and identifiable intangible assets acquired. Goodwill amounts are not amortized, but rather are tested for impairment at least annually. In the event that we determine that the value of goodwill has become impaired, we will incur an accounting charge for the amount of impairment during the fiscal quarter in which such determination is made.

Identifiable intangible assets acquired consist of developed technology, core technology, trade names, customer contracts and software support agreements. The preliminary estimated fair value of identifiable intangible assets was determined by Allscripts management and will be finalized based on an independent third-party valuation. In addition, management is evaluating A4’s in-process research and development costs, which could result in a change in the amount of goodwill recorded.

Net tangible assets were valued at their respective carrying amounts, which we believe approximate fair market value, except for adjustments to deferred revenues. Deferred revenues were reduced by $5.2 million in the pro forma condensed combined balance sheet, to adjust deferred revenue to an amount equivalent to the estimated cost plus an appropriate profit margin to perform the services related to A4’s software and support contracts.

As a result of the Acquisition and the forecasted net income of the combined company, Allscripts has reversed its deferred tax asset valuation allowance in conjunction with the purchase accounting for the Acquisition. The reversal of the December 31, 2004 deferred tax valuation allowance totaling $54.6 million is included in the pro forma balance sheet adjustments as of September 30, 2005.

We have currently not identified any pre-acquisition contingencies where a liability is probable and the amount of the liability can be reasonably estimated. If information becomes available to us prior to the end of the purchase price allocation period, which would indicate that a liability is probable and the amount can be reasonably estimated, such items will be included in the purchase price allocation.

3. TERM LOAN FACILITY

In conjunction with the Merger Agreement, Allscripts entered into a commitment with certain lending institutions to provide us with a senior secure credit facility for up to $100.0 million. If entered into, the Facility would be a five-year loan facility that is repayable in quarterly installments equal to 0.25% of the initial principal amount of the Borrowings with all remaining amounts payable at maturity. Approximately $1.0 million of the Borrowings have been classified as short-term in the condensed combined pro forma balance sheet as of September 30, 2005. The Facility would bear interest at LIBOR plus the applicable margin, as defined. All outstanding amounts remaining under the Facility would be due and payable on January 20, 2009.

4. PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet as of September 30, 2005:

(A)	To record the following adjustments to cash:

(in millions)
To record net borrowings under the Facility (net of $2.5 million in debt issuance costs)	$97.5
To record cash paid for A4 common stock	(221.4)
To record cash paid for A4 deal related costs	(3.2)
Reclass of long-term and short-term marketable securities to cash and cash equivalents	98.3

Total adjustments to cash	($28.8)

(B)	To eliminate A4’s historical goodwill and record the preliminary fair value of goodwill.

(in millions)	Historical Amount, Net	Preliminary Fair Value	Increase
Goodwill	$27.9	$151.7	$123.8

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

(C)	To record the difference between the preliminary fair value and the historical amount of intangible assets.

(Dollars in millions)	Historical Amount, Net	Preliminary Fair Value	Increase	Annual Amortization*	Nine Months Amortization*	Estimated Useful Life
Developed technology, core technology, tradenames, customer contracts and software support agreements	$5.0	$85.5	$80.5	$13.9	$10.7	6 yrs

Total identifiable intangible assets	$5.0	$85.5	$80.5	13.9	10.7

A4 historical amortization				(0.5)	(0.6)

Net increase in amortization				$13.4	$10.1

*	Pro forma amortization expense is calculated herein using the straight-line method. However, upon completion of our valuation process, we may conclude that intangible assets should be amortized using an accelerated method.

(D)	As a result of the Acquisition and the forecasted net income of the combined company, Allscripts has reversed its deferred tax asset valuation allowance in conjunction with the purchase accounting for the Acquisition.

To record the adjustment for deferred tax liabilities related to identifiable intangible assets and deferred revenues and the reversal of the December 31, 2004 deferred tax valuation allowance:

(Dollars in millions)	Preliminary Fair Value Adjustment	Statutory Tax Rate	Deferred Tax Asset (Liability)
Increase in identifiable intangible assets	$80.5	38.0%	($30.6)
Decrease in deferred revenues	5.2	38.0%	(1.9)

Deferred tax liabilities	$85.7		(32.5)

Reversal of the December 31, 2004 deferred tax valuation allowance			54.6

Net deferred tax adjustment			$22.1

(E)	To record the preliminary fair value adjustment to deferred revenues acquired. The preliminary fair value represents an amount equivalent to the estimated cost plus an appropriate profit margin, which assumes a legal obligation, to perform services related to A4’s new software and product support based on the deferred revenue balances of A4 as of September 30, 2005 and does not reflect the actual fair value adjustment as of the date of acquisition. The following adjustments represent the September 30, 2005 balance sheet adjustment and income statement adjustments for the nine months ended September 30, 2005 and the year ended December 31, 2004:

(in millions)	Historical Deferred Revenue Amount, Net	Preliminary Deferred Revenue Fair Value	Decrease
New software and product support as of September 30, 2005	$17.4	$12.2	($5.2)

New software and product support as of January 1, 2004	$26.5	$18.6	($7.9)

(F)	To eliminate $40.6 million of mandatorily redeemable convertible preferred and common stock that was converted to common stock in conjunction with the Acquisition.

(G)	To record the following adjustments to stockholders’ equity:

(in millions)
To record the issuance of approximately 3.5 million shares for A4’s outstanding common stock	$59.8
To eliminate A4’s historical stockholders’ equity	(12.2)

Total adjustments to stockholders’ equity	$47.6

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

(H)	The cash purchase price payment for the Acquisition would have resulted in a decrease in interest income for the nine months ended September 30, 2005 and the year ended December 31, 2004, as presented below.

(in millions)	Interest Income as Reported	Revised Interest Income-Pro forma	Decrease
For the nine months ended September 30, 2005	$2.9	$0.2	($2.7)

For the year ended December 31, 2004	$1.7	$0.2	($1.5)

(I)	The following adjustments record interest expense relating to the pro forma condensed combined financial statements:

(a)	In July 2004, Allscripts completed a private placement of $82.5 million of 3.5% Senior Convertible Debentures due 2024 (“Notes”). The Notes can be converted, in certain circumstances, into approximately 7.3 million common shares, subject to adjustment. The pro forma condensed combined financial statements have been presented under the assumption that the Notes were issued as of January 1, 2004. This assumption resulted in a pro forma adjustment of $1.7 million in additional interest expense, which consisted of $1.4 million in interest expense and $0.3 million in additional amortization of debt issuance costs (see table below).

(b)	The Borrowings under the Facility that were assumed to have been borrowed on January 1, 2004 resulted in interest expense based on average interest rates of 4.69% and 6.17% (LIBOR plus applicable margin) for the year ended December 31, 2004 and the nine months ended September 30, 2005, respectively. Approximately $1.0 million of the Borrowings have been classified as short-term in the condensed combined pro forma balance sheet as of September 30, 2005. In addition, the related debt issuance costs of $2.5 million are being amortized to interest expense over the five-year maturity period of the facility. The following interest expense pro forma adjustments for the nine months ended September 30, 2005 and the year ended 2004 is as follows:

(in millions)	Interest Expense on The Borrowings	Amortization of debt issuance costs	Incremental Interest Expense on the Notes	Total
For the nine months ended September 30, 2005	$4.6	$0.6	$—	$5.2

For the year ended December 31, 2004	$4.7	$0.7	$1.7	$7.1

(J)	To reverse A4’s income tax provision (benefit) to reflect the pro forma net loss of the combined statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

(K)	Represents the 3.5 million shares issued in conjunction with the Acquisition.

Allscripts Healthcare Solutions, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following pro forma condensed combined financial statements have been prepared assuming that Allscripts raises the funds necessary to finance the Acquisition with the issuance of approximately 5.8 million shares of common stock for net proceeds of approximately $94.3 million (the “Offering”). Allscripts is currently evaluating various financing alternatives including a possible senior secured credit facility; however, the following pro forma financial statements assume that the financing is through the Offering.

Pro forma condensed combined financial statements also have been prepared and are included in this filing that assume that the financing is through a new $100.0 million senior secured term loan facility.

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Allscripts and A4 after giving effect to the Acquisition, the Offering and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 is presented as if the Acquisition and the Offering occurred on September 30, 2005. The unaudited pro forma condensed combined statement of operations of Allscripts and A4 for the nine months ended September 30, 2005 and for the year ended December 31, 2004 is presented as if the Acquisition and the Offering had taken place on January 1, 2004.

The pro forma adjustments are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements do not take into account (i) any synergies or cost savings that may or are expected to occur as a result of the Acquisition or (ii) any cash or non-cash charges that we may incur in connection with the Acquisition, the level and timing of which cannot yet be determined. The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with SEC rules and regulations.

The unaudited pro forma condensed consolidated financial statements assume that the Acquisition would be accounted for using the purchase method of accounting in accordance with the Financial Accounting Standards Board, or FASB, Statement No. 141, “Business Combinations,” or SFAS No. 141, and the resultant goodwill and other intangible assets will be accounted for under FASB Statement No. 142, “Goodwill and Other Intangible Assets,” or SFAS No. 142. The total purchase price has been preliminarily allocated based on information available to us as of the date of this report, to the tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimates of their current fair values. These estimates and assumptions of fair values of assets acquired and liabilities assumed and related operating results are subject to change that could result in material differences between the actual amounts and those reported in these unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual performance or financial position would have been had the transactions occurred on the dates indicated and does not purport to indicate financial position or results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Allscripts included in Allscripts’ annual report on Form 10-K as of and for the year ended December 31, 2004 and the quarterly report on Form 10-Q as of and for the three and nine months ended September 30, 2005 and the historical consolidated financial statements and accompanying notes of A4 included herein as Exhibit 99.1.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2005

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined
(in millions)	Allscripts	A4
ASSETS
Current assets:
Cash and cash equivalents	$37.7	$24.1	($32.8)	(A)	$29.0
Marketable securities	56.9	—	(56.9)	(A)	—
Accounts receivable, net	26.8	10.8	—		37.6
Other receivables	0.6	—	—		0.6
Inventories	1.9	1.0	—		2.9
Deferred income taxes	—	2.8	22.1	(D)	24.9
Prepaid expenses and other current assets	4.9	0.7	—		5.6

Total current assets	128.8	39.4	(67.6)		100.6

Non-current assets:
Long-term marketable securities	41.4	—	(41.4)	(A)	—
Fixed assets, net	2.6	8.7	—		11.3
Software development costs, net	6.4	—	—		6.4
Intangible assets, net	9.6	5.0	80.5	(C)	95.1
Goodwill	13.8	27.9	124.6	(B)	166.3
Deferred income taxes	—	0.3	—		0.3
Other assets	5.3	—	—		5.3

Total non-current assets	79.1	41.9	163.7		284.7

Total assets	$207.9	$81.3	$96.1		$385.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$0.2	$—		$0.2
Accounts payable and accrued liabilities	16.0	7.4	—		23.4
Deferred revenues	15.1	17.4	(5.2)	(E)	27.3

Total current liabilities	31.1	25.0	(5.2)		50.9

Non-current liabilities:
Long-term debt, net	82.5	3.3	—		85.8
Deferred tax liabilities	—	0.2	—		0.2
Other long-term liabilities	0.4	—	—		0.4

Total non-current liabilities	82.9	3.5	—		86.4

Mandatorily redeemable convertible preferred and common stock	—	40.6	(40.6)	(F)	—
Commitments and contingencies
Stockholders’ equity	93.9	12.2	141.9	(G)	248.0

Total liabilities and stockholders’ equity	$207.9	$81.3	$96.1		$385.3

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2005

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined
(in millions)	Allscripts	A4
Revenues:
Software and related services	$46.9	$55.9	$—		$102.8
Prepackaged medications	32.8	—	—		32.8
Information services	6.6	—	—		6.6

Total revenues	86.3	55.9	—		142.2

Cost of revenue:
Software and related services	16.6	23.4	—		40.0
Prepackaged medications	27.2	—	—		27.2
Information services	3.3	—	—		3.3

Total cost of revenue	47.1	23.4	—		70.5
Gross profit	39.2	32.5	—		71.7

Operating expenses:
Selling, general and administrative expenses	31.8	20.6	—		52.4
Amortization of intangible assets	1.3	0.6	10.1	(C)	12.0

Income from operations	6.1	11.3	(10.1)		7.3

Interest income	2.9	0.4	(2.8)	(H)	0.5
Interest expense	(2.6)	—	—		(2.6)
Other income (expense), net	(0.1)	—	—		(0.1)

Income before provision for income taxes	6.3	11.7	(12.9)		5.1
Provision for income taxes	—	3.6	(1.7)	(J)	1.9

Net income	$6.3	$8.1	($11.2)		$3.2

Earnings per share:
Basic	$0.16				$0.06

Diluted	$0.15				$0.06

Weighted average common shares outstanding (Note 2)
Basic	39.9		9.3	(K)	49.2

Diluted	43.0		9.3	(K)	52.3

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	Historical		Pro Forma Adjustments (Note 4)		Pro Forma Combined
(in millions)	Allscripts	A4
Revenues:
Software and related services	$44.1	$67.2	($7.9)	(E)	$103.4
Prepackaged medications	44.7	—	—		44.7
Information services	11.9	—	—		11.9

Total revenues	100.7	67.2	(7.9)		160.0

Cost of revenue:
Software and related services	15.9	26.4	—		42.3
Prepackaged medications	35.7	—	—		35.7
Information services	6.5	—	—		6.5

Total cost of revenue	58.1	26.4	—		84.5
Gross profit	42.6	40.8	(7.9)		75.5

Operating expenses:
Selling, general and administrative expenses	37.7	24.0	—		61.7
Amortization of intangible assets	1.8	0.5	13.4	(C)	15.7

Income (loss) from operations	3.1	16.3	(21.3)		(1.9)

Interest income	1.7	0.2	(1.5)	(H)	0.4
Interest expense	(1.7)	(0.1)	(1.7)	(I)	(3.5)
Other income (expense), net	—	—	—		—

Income (loss) before provision for income taxes	3.1	16.4	(24.5)		(5.0)
Provision (benefit) for income taxes	—	(3.9)	3.9	(J)	—

Net income (loss)	$3.1	$20.3	($28.4)		($5.0)

Earnings (loss) per share:
Basic	$0.08				($0.10)

Diluted	$0.07				($0.10)

Weighted average common shares outstanding (Note 2)
Basic	39.0		9.3	(K)	48.3

Diluted	41.6		9.3	(K)	48.3

See notes to unaudited pro forma condensed combined financial statements.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRO FORMA PRESENTATION

The following pro forma condensed combined financial statements have been prepared assuming that Allscripts raises the funds necessary to finance the Acquisition with the issuance of approximately 5.8 million shares of common stock for an aggregate offering price of $100.0 million (the “Offering”).

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are based on the historical financial statements of Allscripts and A4 after giving effect to the Acquisition, the Offering and the assumptions and adjustments described in the notes herein. In addition, certain historical Allscripts and A4 balances have been reclassified to conform to the pro forma combined presentation. There were no transactions between Allscripts and A4 during the periods presented. No pro forma adjustments were required to conform A4’s accounting policies to Allscripts’s accounting policies.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 is presented as if the Acquisition and the Offering occurred on September 30, 2005. The unaudited pro forma condensed combined statement of operations of Allscripts and A4 for the nine months ended September 30, 2005 and for the year ended December 31, 2004 are presented as if the Acquisition and the Offering had taken place on January 1, 2004.

The unaudited pro forma condensed consolidated financial statements assume that the Acquisition would be accounted for using the purchase method of accounting in accordance with the Financial Accounting Standards Board, or FASB, Statement No. 141, “Business Combinations,” or SFAS No. 141, and the resultant goodwill and other intangible assets will be accounted for under FASB Statement No. 142, “Goodwill and Other Intangible Assets,” or SFAS No. 142. The total purchase price has been preliminarily allocated based on information available to us as of the date of this of report, to the tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimates of their current fair values. These estimates and assumptions of fair values of assets acquired and liabilities assumed and related operating results are subject to change that could result in material differences between the actual amounts and those reported in the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual performance or financial position would have been had the transactions occurred on the dates indicated and does not purport to indicate financial position or results of operations as of any future date or for any future period.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Allscripts included in Allscripts’ annual report on Form 10-K as of and for the year ended December 31, 2004 and the quarterly report on Form 10-Q as of and for the three and nine months ended September 30, 2005 and the historical consolidated financial statements and accompanying notes of A4 included herein as Exhibit 99.1.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

2. A4 ACQUISITION

On January 18, 2006, Allscripts entered into an Agreement of Merger (the “Merger Agreement”) with A4. The Merger Agreement provides for a business combination whereby a newly formed wholly-owned subsidiary of Allscripts will be merged with and into A4, with A4 surviving the merger.

Pursuant to the Merger Agreement, and subject to the terms and conditions of the Merger Agreement, Allscripts will acquire all of the outstanding equity interests (including options) of A4 for aggregate merger consideration of $215 million in cash and 3.5 million shares of Allscripts common stock, subject to a purchase price adjustment based on changes in working capital.

The Acquisition has been accounted for as a business combination under SFAS No. 141. Assets acquired and liabilities assumed were recorded at their fair values as of September 30, 2005. The total preliminary purchase price is $285.3 million, including acquisition related transaction costs and is comprised of:

(in millions)
Acquisition of the outstanding common stock of A4 (cash of $215 million, working capital cash of $6.4 million as of September 30, 2005, and 3.5 million Allscripts shares at $17.11 per share, last sale price of Allscripts common stock on February 9, 2006)	$281.3
Acquisition related transaction costs	4.0

Total preliminary purchase price	$285.3

Acquisition related transaction costs include our estimate of investment banking fees, commitment fee for securing bridge financing, legal and accounting fees and other external costs directly related to the Acquisition.

Under business combination accounting, the total preliminary purchase price will be allocated to A4’s net tangible and identifiable intangible assets based on their estimated fair values. Based upon Allscripts management’s preliminary valuation, the total purchase price will be allocated as follows:

(in millions)
Goodwill	$152.5
Identifiable intangible assets	80.5
Net tangible assets	30.2
Net deferred tax assets	22.1

Total preliminary purchase price allocation	$285.3

ALLSCRIPTS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

Goodwill represents the excess of the purchase price over the fair value of net tangible and identifiable intangible assets acquired. Goodwill amounts are not amortized, but rather are tested for impairment at least annually. In the event that we determine that the value of goodwill has become impaired, we will incur an accounting charge for the amount of impairment during the fiscal quarter in which such determination is made.

Identifiable intangible assets acquired consist of developed technology, core technology, trade names, customer contracts and software support agreements. The preliminary estimated fair value of identifiable intangible assets was determined by Allscripts management and will be finalized based on an independent third-party valuation. In addition, management is also evaluating A4’s in-process research and development costs, which could result in a change in the amount of goodwill recorded.

Net tangible assets were valued at their respective carrying amounts, which we believe approximate fair market value, except for adjustments to deferred revenues. Deferred revenues were reduced by $5.2 million in the pro forma condensed combined balance sheet, to adjust deferred revenue to an amount equivalent to the estimated cost plus an appropriate profit margin to perform the services related to A4’s software and support contracts.

As a result of the Acquisition and the forecasted net income of the combined company, Allscripts has reversed its deferred tax asset valuation allowance in conjunction with the purchase accounting for the Acquisition. The reversal of the December 31, 2004 deferred tax valuation allowance totaling $54.6 million is included in the pro forma balance sheet adjustments as of September 30, 2005.

We have currently not identified any pre-acquisition contingencies where a liability is probable and the amount of the liability can be reasonably estimated. If information becomes available to us prior to the end of the purchase price allocation period, which would indicate that a liability is probable and the amount can be reasonably estimated, such items will be included in the purchase price allocation.

3. OFFERING

The unaudited pro forma combined financial statements assumes that Allscripts will issue approximately 5.8 million shares of common stock for $100.0 million (the “Offering”). Allscripts anticipates net proceeds of approximately $94.3 million after deducting issuance related costs.

4. PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the unaudited pro forma condensed combined balance sheet as of September 30, 2005:

(A)	To record the following adjustments to cash:

(in millions)
To record net proceeds from the Offering (net of $5.7 million in issuance costs)	$94.3
To record cash paid for A4 common stock	(221.4)
To record cash paid for A4 deal related costs	(4.0)
Reclass of long-term and short-term marketable securities to cash and cash equivalents	98.3

Total adjustments to cash	($32.8)

(B)	To eliminate A4’s historical goodwill and record the preliminary fair value of goodwill.

(in millions)	Historical Amount, Net	Preliminary Fair Value	Increase
Goodwill	$27.9	$152.5	$124.6

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

(C)	To record the difference between the preliminary fair value and the historical amount of intangible assets.

(Dollars in millions)	Historical Amount, Net	Preliminary Fair Value	Increase	Annual Amortization*	Nine Months Amortization*	Estimated Useful Life
Developed technology, core technology, tradenames, customer contracts and software support agreements	$5.0	$85.5	$80.5	$13.9	$10.7	6 yrs

Total identifiable intangible assets	$5.0	$85.5	$80.5	13.9	10.7

A4 historical amortization				(0.5)	(0.6)

Net increase in amortization				$13.4	$10.1

*	Pro forma amortization expense is calculated herein using the straight-line method. However, upon completion of our valuation process, we may conclude that intangible assets should be amortized using an accelerated method.

(D)	As a result of the Acquisition and the forecasted net income of the combined company, Allscripts has reversed its deferred tax asset valuation allowance in conjunction with the purchase accounting for the Acquisition.

To record the adjustment for deferred tax liabilities related to identifiable intangible assets and deferred revenues and the reversal of the December 31, 2004 deferred tax valuation allowance:

(Dollars in millions)	Preliminary Fair Value Adjustment	Statutory Tax Rate	Deferred Tax Asset (Liability)
Increase in identifiable intangible assets	$80.5	38.0%	($30.6)
Decrease in deferred revenues	5.2	38.0%	(1.9)

Deferred tax liabilities	$85.7		(32.5)

Reversal of the December 31, 2004 deferred tax valuation allowance			54.6

Net deferred tax adjustment			$22.1

(E)	To record the preliminary fair value adjustment to deferred revenues acquired. The preliminary fair value represents an amount equivalent to the estimated cost plus an appropriate profit margin, which assumes a legal obligation, to perform services related to A4’s new software and product support based on the deferred revenue balances of A4 as of September 30, 2005 and does not reflect the actual fair value adjustment as of the date of acquisition. The following adjustments represent the September 30, 2005 balance sheet adjustment, and income statement adjustments for the nine months ended September 30, 2005 and the year ended December 31, 2004:

(in millions)	Historical Deferred Revenue Amount, Net	Preliminary Deferred Revenue Fair Value	Decrease
New software and product support as of September 30, 2005	$17.4	$12.2	($5.2)

New software and product support as of January 1, 2004	$26.5	$18.6	($7.9)

(F)	To eliminate $40.6 million of mandatorily redeemable convertible preferred and common stock that was converted to common stock in conjunction with the Acquisition.

(G)	To record the following adjustments to stockholders’ equity:

(in millions)
To record net proceeds from the Offering	$94.3
To record the issuance of approximately 3.5 millions shares for A4’s outstanding common stock	59.8
To eliminate A4’s historical stockholders’ equity	(12.2)

Total adjustments to stockholders’ equity	$141.9

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Continued)

(H)	The cash purchase price payment for the Acquisition would have resulted in a decrease in interest income for the nine months ended September 30, 2005 and the year ended December 31, 2004, as presented below.

(in millions)	Interest Income as Reported	Revised Interest Income-Pro forma	Decrease
For the nine months ended September 30, 2005	$2.9	$0.1	($2.8)

For the year ended December 31, 2004	$1.7	$0.2	($1.5)

(I)	The following adjustments record interest expense relating to the pro forma condensed combined financial statements:

(a)	In July 2004, Allscripts completed a private placement of $82.5 million of 3.5% Senior Convertible Debentures due 2024 (“Notes”). The Notes can be converted, in certain circumstances, into approximately 7.3 million common shares, subject to adjustment. The pro forma condensed combined financial statements have been presented under the assumption that the Notes were issued as of January 1, 2004. This assumption resulted in a pro forma adjustment of $1.7 million in additional interest expense, which consisted of $1.4 million in interest expense and $0.3 million in additional amortization of debt issuance costs.

(J)	To reverse A4’s income tax provision (benefit) to reflect the tax provision related to the pro forma net income (loss) of the combined statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

(K)	Represents the 3.5 million shares issued in conjunction with the Acquisition and the issuance of 5.8 million shares of common stock for the Offering.